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   DIRECTORS                             OFFICERS
   Barton M. Biggs                       Stefanie V. Chang
   CHAIRMAN OF THE BOARD                 VICE PRESIDENT
   Chairman and Director, Morgan         Harold J. Schaaff, Jr.
   Stanley Asset Management Inc. and     VICE PRESIDENT
   Morgan Stanley Asset Management       Joseph P. Stadler
   Limited; Managing Director, Morgan    VICE PRESIDENT
   Stanley & Co. Incorporated            Valerie Y. Lewis
   Michael F. Klein                      SECRETARY
   DIRECTOR AND PRESIDENT                Karl O. Hartmann
   Principal, Morgan Stanley Asset       ASSISTANT SECRETARY
   Management Inc. and Morgan Stanley    Joanna M. Haigney
   & Co. Incorporated                    TREASURER
   John D. Barrett II                    Rene J. Feuerman
   Chairman and Director,                ASSISTANT TREASURER
   Barrett Associates, Inc.
   Gerard E. Jones
   Partner, Richards & O'Neil LLP
   Andrew McNally IV
   River Road Partners
   Samuel T. Reeves
   Chairman of the Board and Chief
   Executive Officer, Pinacle L.L.C.
   Fergus Reid
   Chairman and Chief Executive
   Officer, LumeLite Plastics
   Corporation
   Frederick O. Robertshaw
   Of Counsel, Copple, Chamberlin &
   Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
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CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           JAPANESE EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the three months ended March 31, 1998, the Portfolio had a total return of 2.89% for the Class A shares and 2.90% for the Class B shares as compared to 2.04% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of -4.94% for the Class A shares and -5.23% for the Class B shares as compared to a total return of -11.69% for the Index. From inception on April 25, 1994 to March 31, 1998, the

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                              ---------------------------------------
                                             ONE      AVERAGE ANNUAL
                                 YTD        YEAR      SINCE INCEPTION
                              ---------  -----------  ---------------
PORTFOLIO--CLASS A..........       2.89%      -4.94%         -3.42%
PORTFOLIO--CLASS B..........       2.90       -5.23          -3.92
INDEX--CLASS A..............       2.04      -11.69          -9.49
INDEX--CLASS B..............       2.04      -11.69         -16.72

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

average annual total return of Class A was -3.42% compared to -9.49% for the Index. From inception on January 2, 1996 to March 31, 1998, the average annual total return of Class B was -3.92% compared to -16.72% for the Index.

During the first quarter of 1998, two important bank rescue bills were passed by the Japanese Congress to stem a rising "Japanese Premium" resulting from a surging sea of non-performing loans. Unfortunately, this rescue package prompted little real change; all banks applied for the exact same amount--100 billion yen-- regardless of the magnitude of their non-performing loans! Most investors were disappointed with the lack of initiative over true disclosure by these banks because they did not apply for the actual required amount based on their own loan distressed portfolios. To most investors this event became a metaphor for faith in bank disclosure of non-performing loans. In addition, members of Japan's elite Ministry of Finance and Bank of Japan were arrested for accepting bribes and excessive entertainment. Both the Finance Minister Mr. Mitsuzuka and Governor of the Bank of Japan Mr. Matsushita resigned in shame. More doubt regarding Japan's leading financial institutions and their trustworthiness because of these scandals surfaced both domestically and internationally.

Almost all economic indicators such as consumption, housing starts, auto sales also dropped sharply during the first quarter. The effects of 1997's Asia crisis began to hamper domestic production cycles with growing inventory levels and clear deflationary trends are taking hold. Additionally, Japanese banks became desperate to meet BIS ratios by fiscal year end, and lending actively, particularly to smaller companies, was dramatically curtailed which in turn further weakened an already ailing economy.

Japan's GDP for the fourth quarter 1997, released in early 1998, was -0.7% (annualized) confirming the eroding economic environment. Furthermore, the BOJ's quarterly "Tankan" survey of corporate business sentiment was down 20 points since the previous quarter's report to -31 and personal bankruptcy rates also registered the highest reading on record with Japan's economy entering a recession. Unemployment hit an all-time high of 3.6% in March.

Under such bleak domestic conditions and with Asia in turmoil the G7 meeting held in London in February was critical towards Japan and strongly worded messages were sent to stimulate the domestic economy and recognize that a crisis was looming. However, Japan and in particular Mr. Hashimoto, is trapped in a "catch 22"; committed to balance Japan's budget and mounting deficit by 2003, he is left with little alternative to drastically amend legislation to a more liberal fiscal policy. This conundrum is a major problem. For example, while Japan announced a 16 trillion yen economic stimulus package in late March details are yet unclear and investors lack faith in the proposed package because it is still being debated almost daily.

With Japan's economy becoming bleaker by the day and obvious lack of political will, the 10 year Japanese Government Bond yield traded below 1.5% during the quarter with a strong overseas equity market, particularly in Europe and the U.S., investors are reluctant to buy Japan.

Japanese companies also began to lower earnings estimates, although our Portfolio's largest holding, Sony, announced an all-time record in earnings per share during the quarter. Despite a gloomy economic background and poor earnings outlook for most companies, the equity market bounced during the first quarter on the back of jawboning by authorities to prop falling equity prices before fiscal year end. This technical "hope" rally was led by construction, air transport, steel, paper and other low priced poor quality companies. Highly speculative stocks such as Nippon Dry Chemical miraculously rose from 400 to 1,600 in 2 months setting the tone for the quality of the rise in the market during the quarter. Our portfolio does not hold the above sectors and relative performance for the quarter was therefore negative.

During the second quarter of 1998 we expect to see concrete details for the 16 trillion stimulus package before the U.K. summit meeting in May. While we are not convinced the final package will contain permanent tax cuts and 8 trillion of "real" new money, we are hopeful that supply side measures will also be included. Besides the mounting pressure from G7 to stimulate the economy, recent Lower House elections in Tokyo and Nagasaki had very low voter turnout (38% compared to 55-60% in recent years) and clearly a "no vote" lack of confidence must be ringing in Prime Minister Hashimoto's ears. Over the last several years stimulus packages have largely focused on public works--roads to nowhere, bridges to isolated islands and otherwise wasteful use of deficit spending. We believe that the market expects productive spending including amending the prohibitive Japanese tax system and additional deregulation to stimulate domestic demand.

In our opinion a "V" shaped recovery is unlikely to occur in the Japanese economy despite fiscal stimulus and that the conservative attitude of consumers will not magically change overnight. Capital expenditure which has already been dropping off sharply is also expected to be down 46% because of Japan's credit crunch and a stagnate Asian economy and oversupply. Therefore, we believe that Japan's equity market will be in a trading range and our Portfolio will continue to be overweight in globally competitive Japanese companies with good valuation and fundamentals. In particular, the most recent rally in domestic issues has allowed blue chips to correct and they should provide superior relative return potential during the coming months.

On a micro basis there are signs of positive change in Japan; SEIYU has divested Family Mart holdings to C.Itoh, some companies began focusing on return on equity, a record number of companies have announced share buy-backs and leading companies are providing option-related incentive schemes to their employees. Typical of Japan, however, corporate Japan is "making haste slowly" and the local economy remains an enigma within a highly globalized world economy.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (94.3%)
 APPLIANCES & HOUSEHOLD DURABLES (8.0%)
        169,000    Matsushita Electric Industrial
                    Co., Ltd.                           $  2,712
         57,400    Rinnai Corp.                              904
         41,500    Sony Corp.                              3,517
                                                        ---------
                                                           7,133
                                                        ---------
 AUDIO/VIDEO PRODUCTS (1.1%)
         35,000    Aiwa Co., Ltd.                            982
                                                        ---------
 AUTOMOBILES (5.9%)
         15,000    Autobacs Seven Co., Ltd.                  536
        268,000    Nissan Motor Co.                        1,025
        120,000    Suzuki Motor Co., Ltd.                  1,125
         98,000    Toyota Motor Corp.                      2,609
                                                        ---------
                                                           5,295
                                                        ---------
 BANKING (0.2%)
         59,000    Inabata & Co.                             221
                                                        ---------
 BUILDING MATERIALS & COMPONENTS (0.3%)
         25,700    Fujitsu Denso Ltd.                        279
                                                        ---------
 BUSINESS & PUBLIC SERVICES (3.2%)
        106,000    Dai Nippon Printing Co., Ltd.           1,749
         68,000    Sangetsu Co., Ltd.                        892
         70,000    Shin-Etsu Polymer Co., Ltd.               257
                                                        ---------
                                                           2,898
                                                        ---------
 CHEMICALS (4.2%)
        441,000    Daicel Chemical Industries Ltd.           880
        279,000    Kaneka Corp.                            1,462
        253,000    Mitsubishi Chemical Corp.                 465
        164,000    Sekisui Chemical Co.                      928
                                                        ---------
                                                           3,735
                                                        ---------
 CONSTRUCTION & HOUSING (2.4%)
        118,000    Sekisui House Co., Ltd.                   965
        343,000    Tsubakimoto Chain Co.                   1,178
                                                        ---------
                                                           2,143
                                                        ---------
 DATA PROCESSING & REPRODUCTION (7.6%)
        115,000    Canon, Inc.                             2,596
        285,000    Furukawa Electric Co.                   1,124
         70,000    Nissha Printing Co., Ltd.                 426

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------

        264,000    Ricoh Co., Ltd.                      $  2,653
                                                        ---------
                                                           6,799
                                                        ---------
 ELECTRICAL & ELECTRONICS (14.7%)
        332,000    Hitachi Ltd.                            2,415
         70,000    Kyudenko Co., Ltd.                        464
        140,000    Mitsumi Electric Co., Ltd.              2,005
        247,000    NEC Corp.                               2,482
         35,500    Nintendo Corp., Ltd.                    3,061
        678,000    Toshiba Corp.                           2,746
                                                        ---------
                                                          13,173
                                                        ---------
 ELECTRONIC COMPONENTS-MISC (10.5%)
        120,000    Casio Computer Co.                      1,035
         36,000    Kyocera Corp.                           1,890
         60,000    Murata Manufacturing Co., Ltd.          1,656
         35,000    TDK Corp.                               2,703
         62,000    Tokyo Electron Ltd.                     2,087
                                                        ---------
                                                           9,371
                                                        ---------
 FINANCIAL SERVICES (1.8%)
         97,000    Hitachi Credit Corp.                    1,651
                                                        ---------
 HEALTH & PERSONAL CARE (7.0%)
         53,000    Ono Pharmaceutical Co., Ltd.            1,149
         99,000    Sankyo Co., Ltd.                        2,747
        102,000    Yamanouchi Pharmaceutical Co.           2,341
                                                        ---------
                                                           6,237
                                                        ---------
 INDUSTRIAL COMPONENTS (1.0%)
        131,000    Fujitec Co., Ltd.                         858
                                                        ---------
 INSURANCE (0.7%)
        100,000    Sumitomo Marine & Fire Insurance
                    Co.                                      618
                                                        ---------
 MACHINERY & ENGINEERING (11.6%)
        268,000    Amada Co., Ltd.                         1,196
        234,000    Daifuku Co., Ltd.                         968
        253,000    Daikin Industries Ltd.                  1,165
         80,000    Fuji Machine Manufacturing Co.          2,118
        249,000    Fujitsu Ltd.                            2,595
         90,000    Kurita Water Industries Ltd.              945
        358,000    Mitsubishi Heavy Industries Ltd.        1,361
                                                        ---------
                                                          10,348
                                                        ---------
 MERCHANDISING (1.3%)
         30,020    Family Mart                             1,126
                                                        ---------
 METALS-NON-FERROUS (1.2%)
        197,000    Sanwa Shutter Corp.                     1,033
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
  MISCELLANEOUS MATERIALS & COMMODITIES (1.7%)
         67,000    Lintec Corp.                         $    854
        135,000    Nippon Pillar Packing                     706
                                                        ---------
                                                           1,560
                                                        ---------
 REAL ESTATE (1.6%)
        147,000    Mitsubishi Estate Co., Ltd.             1,433
                                                        ---------
 RECREATION, OTHER CONSUMER GOODS (4.1% )
         71,000    Fuji Photo Film Ltd.                    2,641
        105,000    Yamaha Corp.                            1,023
                                                        ---------
                                                           3,664
                                                        ---------
 TELECOMMUNICATIONS (3.0%)
            320    Nippon Telegraph & Telephone Corp.      2,664
                                                        ---------
 TEXTILES & APPAREL (1.2%)
         50,000    Shimamura Co., Ltd.                     1,114
                                                        ---------
  TOTAL COMMON STOCKS (Cost $102,098)                     84,335
                                                        ---------

     FACE
    AMOUNT
     (000)
---------------
  SHORT-TERM INVESTMENT (2.2%)
 REPURCHASE AGREEMENT (2.2%)
$         1,927    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $1,927,
                    collateralized by U.S Treasury
                    Notes, 6.375%, due 3/31/01,
                    Valued at $1,969 (Cost $1,927)         1,927
                                                        ---------
 FOREIGN CURRENCY (0.0%)
       JPY  727    Japanese Yen (Cost $6)                      5
                                                        ---------


                                                         AMOUNT
                                                          (000)
                                                        ---------
  TOTAL INVESTMENTS (96.5%) (Cost $104,031)             $ 86,267
                                                        ---------
OTHER ASSETS AND LIABILITIES (3.5%)
  Other Assets                                            48,363
  Liabilities                                            (45,271)
                                                        ---------
                                                           3,092
                                                        ---------
NET ASSETS (100%)                                       $ 89,359
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                $87,327
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 14,399,182 outstanding $.001 par
  value shares (authorized 500,000,000 shares)              $6.06
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $2,032
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 336,624 outstanding $.001 par value
  shares (authorized 500,000,000 shares)                    $6.04
                                                        ---------
                                                        ---------